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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 1999

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
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             (Exact name of Registrant as specified in its charter)

Delaware                                     0-17683           94-3069380
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(State or other jurisdiction of           (Commission       (I.R.S. Employer
 incorporation or organization)           File Number)     Identification No.)

1341 West Robinhood, Suite B-9, Stockton, CA 95207
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (209) 478-0140

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 2. Disposition of Assets.

   Pursuant to the settlement of the class action which received final approval by the United States District Court for the Southern District of New York on July 21, 1998, the Registrant conducted an auction of all the properties owned by the Registrant. The Registrant has selected winning bidders for all eight of the properties and has signed contracts with two buyers with respect to the sale of four of the properties in the aggregate and is presently negotiating the sales contract for the sale of the remaining four properties with another buyer. All of such buyers are unaffiliated with the Registrant, its affiliates, its general partners and their respective officers and directors.

   On February 24, 1999, the Registrant entered into an agreement to sell the following three of the Registrant's properties for a total purchase price of $54,405,000 to General Services Corporation, a Virginia corporation with offices located at 2922 Hathaway Road, Richmond, Virginia 23225 (the 'GSC Agreement'):

   * Rancho del Sol, a multi-family property containing 376 units located in Las Vegas, Nevada;

   * Regency Square, a multi-family property containing 276 units located in Chamblee, Georgia;

   * Harbor Pointe, a multi-family property containing 366 units located in Dunwoody, Georgia.

   Pursuant to the GSC Agreement, the closing of the transaction will take place as soon as practicable after the signing of the GSC Agreement but in no event later than April 10, 1999.

   On March 3, 1999, the Registrant entered into an agreement to sell one of the Registrant's properties as identified below to SGD Investments, Inc., a Nebraska corporation with offices located at 6336 Pershing Drive, Omaha, Nebraska 68110 (the 'SGD Agreement'):

   * Silver Springs, a multi-family property containing 198 units located in Tempe, Arizona for a purchase price of $9,635,000.

   Pursuant to the SGD Agreement, the closing of the transaction will take place as soon as practicable after the signing of the SGD Agreement but in no event later than April 17, 1999 or such later date on or before May 17, 1999 as may be reasonably appropriate to permit payoff of the present mortgage on this property.

   No assurance can be given that the sale of these properties will take place as provided in these contracts.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/A.G. Spanos Realty Partners L.P., I (Registrant)

By: A.G. Spanos Realty Partners, L.P., General Partner

    By: AGS Financial Corporation, a general partner

         By: /s/ Arthur J. Cole                            Date: March 11, 1999
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         Arthur J. Cole
         President and Chief Accounting Officer

     By: A.G. Spanos Realty Capital, Inc., a general partner

         By: /s/ Arthur J. Cole                            Date: March 11, 1999
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         Arthur J. Cole
         Vice President and Chief Accounting Officer

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